--------------------------------------------------------------------------------
                         C H A S E S E C U R I T I E S I
                                      N C.
--------------------------------------------------------------------------------
October 1998

                             HOMESIDE LENDING, INC.


                                                  U.S.$1,500,000,000


RATINGS1


                                     Commercial Paper    Senior Secured Debt
Standard & Poor's Ratings Services         A-1                    A+
Moody's Investors Service, Inc.            P-1                    A1
Fitch IBCA                          F-1+ (neg. Watch)      AA- (neg. Watch)


                   SUMMARY OF TERMS

ISSUER:            HomeSide Lending, Inc. ("HomeSide Lending" or the "Company").

OFFERING:          Commercial  paper  notes  offered  pursuant  to  the
                   exemption from registration under the Securities Act, as amended, provided by Section 3(a)(3) thereof.

AMOUNT:             Up to $1,500,000,000.

MATURITY:           Up to 270 days from the date of issue, as agreed upon from time to time.

DENOMINATIONS:      The  Notes  will be  issued  in  minimum  denominations  of
                    $100,000 with integral increments of $1,000 in excess thereof and will be issued in book-entry form.
                    Settlement will be made in immediately available funds.

INTEREST:           The  Notes  will  be sold  at a  discount  with
                    payment  of  the  face   amount  at   maturity;
                    interest  will be  calculated  using a  360-day
                    year  based  on  the  actual   number  of  days
                    elapsed.

USE OF PROCEEDS:    The  proceeds of the notes will be used to meet  working
                    capital requirements. The proceeds may be used to repay indebtedness to Chase Securities Inc. ("CSI") - affiliated lenders.

ISSUING & PAYING
   AGENT:           The Chase Manhattan Bank.

BANK LINES:         The Company has  available a backup credit  facility  from various banks  aggregating $1.5 billion.  The Chase
                    Manhattan Bank is a participant in this facility.

FORM OF ISSUANCE:   The Notes will be issued and purchases  will be recorded
                    only through the  book-entry system of the Depository  Trust
                    Company ("DTC").  Beneficial  owners will not receive
                    certificates  representing  their  ownership  interest in
                    the Notes.  The face amount of each Note will be paid upon maturity in  immediately  available  funds to DTC. The
                    Issuer has been  advised by DTC that upon  receipt of such payment DTC will  credit,
                    on its book-entry  records and transfer system,  the
                    accounts of the DTC participants through  whom  Notes  are directly  or  indirectly  owned.  Payments  by  DTC to its
                    participants   and  by  such   participants   to   owners
                    of the Notes or their representatives will be governed by customary practices and standing instructions and will be the sole responsibility of DTC, such DTC participants or such representatives, respectively.

MISCELLANEOUS:      The Notes are not  redeemable  or  subject to  voluntary
                    prepayment by the Company prior to maturity. No indenture of trust will be entered into with respect to the Notes.

Homeside Lending, Inc.
-------------------------------------------------------------------------------
                        C H A S E S E C U R I T I E S I
                                      N C.
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]          U.S. Commercial Paper
                                                           Offering Memorandum



The information set forth herein was obtained from sources which we believe reliable, but we do not represent or guarantee its accuracy or completeness. The information contained herein will not typically be distributed or updated upon each new sale of commercial paper notes. Further, the information herein is not intended as a substitution for the investor's own inquiry into the creditworthiness of the Issuer and, if applicable, another party providing credit support for the commercial paper notes.

                                    BUSINESS

HomeSide Lending is one of the largest full-service residential mortgage banking companies in the United States. It was formed in 1996 through the acquisition of BancBoston Mortgage Corporation from The First National Bank of Boston and Barnett Mortgage Company from Barnett Banks, Inc. HomeSide Lending's strategy emphasizes variable cost mortgage origination and low cost servicing. HomeSide Lending's mortgage loan production volume, excluding bulk purchases, was $20.5 billion for the period from March 1, 1997 through February 10, 1998 and $20.9 billion for the period from March 16, 1996 to February 28, 1997. Its servicing portfolio was $98.9 billion on February 10, 1998 and $ 89.2 billion on February 28, 1997. HomeSide Lending ranks as the 5th largest originator and 6th largest servicer in the United States for calendar year 1997 based on data published by Inside Mortgage Finance. As of June 30, 1998, HomeSide Lending's servicing portfolio has grown to $114.8 billion.

On October 27, 1997, National Australia Bank Ltd., ("NAB") agreed to buy HomeSide Inc. ("Holdings"), the parent of HomeSide Lending for total consideration of $1.23 billion. NAB, headquartered in Melbourne, Australia, is a bank with reported assets of US$149.8 billion as of December 31, 1997 and operations spanning the United States, England, Scotland, Ireland, Australia, New Zealand and Asia. HomeSide operates as a subsidiary of NAB while remaining an active borrower under its own name.



                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The following documents are hereby incorporated by reference in this Memorandum and deemed to be a part hereof: the Annual Report of HomeSide Lending, Inc. on Form 10-K for the year ended February 10, 1998, the most recent 10-Q dated June 30, 1998 and all documents filed by HomeSide Lending, Inc. pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 subsequent to the date thereof, hereof and prior to termination of the offering of the Notes. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Offering Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Offering Memorandum.


                      CHASE SECURITIES INC. AND AFFILIATES

CSI is an affiliate of The Chase Manhattan Bank, which is a lender to the Issuer and certain of its affiliates. In addition, The Chase Manhattan Bank, or its affiliates, participates on a regular basis in various general financing and banking transactions for the Issuer and its affiliates. Proceeds from the sales of the Notes may be used to repay indebtedness of the Company to The Chase Manhattan Bank or other lending affiliates of CSI.

                             ADDITIONAL INFORMATION

If you require additional information or have any questions, please contact:

                  Investor Marketing
                  Money Market Division
                  Chase Securities Inc.
                  270 Park Avenue, 8th Floor
                  New York, NY  10017
                  Phone:  (212) 834-3435
                  Fax:      (212) 834-6945

CSI, a wholly-owned subsidiary of The Chase Manhattan Corporation, is a separate entity from The Chase Manhattan Bank and other lending affiliates. Unless expressly disclosed otherwise to you, securities sold, offered or recommended by CSI are not deposits, are not insured by the Federal Deposit Insurance
Corporation, are not guaranteed by an affiliated bank or other lending affiliate, and are not otherwise an obligation or responsibility of any affiliated bank or other lending affiliate.

The information contained herein has been obtained from sources which CSI believes to be reliable; however, CSI makes no representation as to either the completeness or accuracy of this information.

The information in the sections "Chase Securities Inc. and Affiliates" and "Additional Information" is particular to Chase Securities Inc. All other information contained in this memorandum has been provided by and agreed upon by the Company.

Offering Memorandum Approval:

Approved:

By:      /s/James Krakau

Title:

Date:




--------
1 As of the date hereof, Standard & Poor's Ratings Services, Moody's Investors Service, and Fitch IBCA continually monitor the credit of the Company. The ratings may be changed, superseded or withdrawn, and therefore prospective purchasers should check the current ratings before purchasing the Notes.